SUPPLEMENT Dated February 15, 2012
To The Current Prospectus

ING GoldenSelect Access	GoldenSelect DVA Series 100
ING GoldenSelect ESII	GoldenSelect Value
ING GoldenSelect Landmark	ING GoldenSelect Generations
ING GoldenSelect Premium Plus	ING GoldenSelect DVA
ING GoldenSelect DVA Plus	ING GoldenSelect Access One
ING SmartDesign Advantage	ING GoldenSelect Premium Plus
ING SmartDesign Signature	featuring The Galaxy VIP Fund
ING SmartDesign Variable Annuity	Wells Fargo ING Landmark
ING GoldenSelect Opportunities	Wells Fargo ING Opportunities
ING GoldenSelect Legends

Issued By ING USA Annuity and Life Insurance Company
Through Its Separate Account B

And

ING Empire Traditions Variable Annuity
ING Empire Innovations Variable Annuity
ING GoldenSelect DVA Plus NY

Issued By ReliaStar Life Insurance Company of New York
Through Its Separate Account NY-B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Contact Center at 1-800-366-0066.

1.	Effective December 31, 2011, ING Investment Management Co. merged with and into ING
Investment Management Co. LLC.

2.	Effective on or about February 21, 2012, ING Investment Management Co. LLC will replace
Neuberger Berman Fixed Income LLC as subadviser for the ING U.S. Bond Index Portfolio.

The Portfolio’s investment objectives and principal investment strategies will not change as a result of the subadviser change. The Portfolio is currently open to new investments.

All references in the Prospectuses to ING Investment Management Co. and to the ING U.S. Bond Index
Portfolio’s subadviser will change accordingly.

X.USLE-11	1	02/2012

3. Important Information Regarding an Investment Portfolio Reorganization

Please note: The following information only affects you if you have contract value currently allocated to the Invesco V.I. Leisure Fund, which is closed to new investments.

The Board of Trustees of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) has
approved a proposal to reorganize and merge the Invesco V.I. Leisure Fund (Class I) (the “Merging
Fund”) into the Invesco Van Kampen V.I. Capital Growth Fund (Class I) (the “Surviving Fund”). Subject
to shareholder approval, effective on or about April 30, 2012, (the “Reorganization Date”) the Merging
Fund will reorganize into and become part of the Surviving Fund. On the Reorganization Date, the
Surviving Fund will change its name to the Invesco Van Kampen V.I. American Franchise Fund (Class I).

Prior to the Reorganization Date, you may reallocate your contract value in the Merging Fund to another investment portfolio currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Fund on the Reorganization Date will be placed in the
Surviving Fund. You may provide alternative allocation instructions by calling our Customer Contact
Center at the number above.

X.USLE-11	2	02/2012